SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

                         Date of Report: March 10, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)

         Nevada                            4700                 91-2051923
(State or Other Jurisdiction of     (Primary  Standard       (I.R.S. Employer
Incorporation or Organization)           Industrial          Identification No.)
                                   Classification Number)

                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)

                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)



ITEM  2.     ACQUISITION  OF  ASSETS

     Invicta  Group  Inc.  ("Invicta")  has executed, as of February 18, 2004, a
Purchase Agreement (the "Purchase Agreement") with John Latimer and Karen Latimer, (jointly the "Selling Shareholders") the sole shareholders of AIR PLAN, INC. (collectively the "Corporations").

     The Corporations own certain domain names and two Internet websites, a database of 3,000 plus Travel Agencies/customers; have an ARC appointment (ARC number 39812776) and have various bank and credit card merchant accounts.

     In consideration of 1,000,000 newly issued shares of its common stock, Invicta shall acquire all of the outstanding stock and assets of the Corporations. At the completion of the Closing, each of the Corporations shall be and become a wholly owned subsidiary of Invicta.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The Company plans to file the financial statement for the businesses acquired within 60 days hereof.

     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:


Exhibit No.          Exhibit
-----------          -------

99.1                 Purchase Agreement, dated as of February 18, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Invicta  Group  Inc.

Date:  March  10,  2004

                                       By:  /s/  William  G.  Forhan
                                            ------------------------
                                            William  G.  Forhan,  President

                                  EXHIBIT INDEX


Exhibit
-------

99.1                 Purchase Agreement, dated as of February 18, 2004.